Exhibit 99.3 FORWARD I: Full Data and Exploratory 30 September 2019 Analyses 1 CONFIDENTIAL

FORWARD LOOKING STATEMENTS This presentation includes forward-looking statements regarding ImmunoGen’s expectations related to: the design and potential success of ImmunoGen’s future mirvetuximab soravtansine studies and regulatory pathway, including the timing of initiating and receiving data from, as well as the likelihood of success of, the planned registration study of mirvetuximab. For these statements, ImmunoGen claims the protection of the safe harbor for forward-looking statements provided by the Private Securities Litigation Reform Act of 1995. Various factors could cause ImmunoGen’s actual results to differ materially from those discussed or implied in the forward-looking statements, and you are cautioned not to place undue reliance on these forward-looking statements, which are current only as of the date of this presentation. Factors that could cause future results to differ materially from such expectations include, but are not limited to: the timing and results of communications with FDA, risks and uncertainties related to the execution of the restructuring of the Company’s operations, the Company’s ability to control future spending and obtain additional funds to enable it to fund its continuing operations through the release of top-line results from the planned mirvetuximab pivotal study, the possibility that future studies fail to replicate the data indicated in the exploratory analyses of the FORWARD 1 data, and the risks and uncertainties inherent in the Company’s development programs, including clinical studies and regulatory processes, their timings and results. A review of these risks can be found under the heading “Risk Factors” in ImmunoGen’s Annual Report on Form 10-K for the year ended December 31, 2018 and subsequent documents filed with the Securities and Exchange Commission. 2 CONFIDENTIAL

Agenda 1 Overview 2 FORWARD I 3 Closing Remarks 4 Q&A with Dr. Kathleen Moore 3 CONFIDENTIAL

Ovarian Cancer Landscape PLATINUM - SENSITIVE SURGERY DISEASE PROGRESSION MORE THAN 6 MONTHS AFTER PLATINUM TREATMENT PLATINUM – BASED CHEMOTHERAPY +/ - MAINTENANCE MOST DEVELOP PATIENTSPLATINUM-RESISTANT DISEASE LIMITED OPTIONS WITH POOR OUTCOMES DIAGNOSIS ~2 2,000 WOMEN DIAGNOSED ANNUALLY1 PLATINUM-RESISTANT DISEASE PROGRESSION WITHIN 6 MONTHS AFTER PLATINUM TREATMENT 6-30% response rates and mPFS of 2.1-4.2months2-3 with current single-agents OVARIAN CANCER IS THE LEADING CAUSE OF DEATH FROM GYNECOLOGICAL CANCERS >14,000 WOMEN DIE ANNUALLY FROM OVARIAN CANCER IN US1 •Significant toxicities associated with current treatments2-3 1American Cancer Society – Facts & Figures, 2018. 2,3JCO, vol 33C; O32NNoFvID20E15N, GTyInAOLnc 133(2014) 624-631. mPFS: median progression-free survival 4 U RGENTNEE D immunogen

Mirvetuximab Soravtansine KEY ATTRIBUTES • • Distinct target and mechanism of action Demonstrated activity in platinum-resistant and platinum-sensitive disease Well tolerated with differentiated safety profile Potential in other FRα-positive solid tumors DISPLACING CHEMOTHERAPY TO DELIVER MORE GOOD DAYS FOR WOMEN WITH OVARIAN CANCER • • DEVELOPMENT STRATEGY • Seek initial label as monotherapy in platinum-resistant ovarian cancer Expand into earlier lines through combinations • 5 CONFIDENTIAL immunogen

First Indication and Ongoing Expansion Studies Will Cover Significant Percentage of Recurrent Ovarian Cancer Patients


PLANTINUM-SENSITIVE
2L
9k
3L
2k
PLANTINUM-RESISTANT
2L
~60%
SA CHEMO
5k
3L
~50%
SA CHEMO
8k
4L
~60%
SA CHEMO
8k
EXPANDED INDICATIONS
~8,000 PATIENTS
FRα HIGH
FIRST INDICATION
~5,000 PATIENTS
FRα HIGH

*Numbers represent drug treatable US patients.
Sources: Decision Resources Group; Diagnosed drug-treatable patients 2017. Kantar Health. Ipsos Oncology Monitor, 2018 and 2019.

6

Mirvetuximab: Monotherapy Summary and Next Steps patient selection and significantly positive outcome FRα expression than intended the end of 2019 outcomes correlated with 7 CONFIDENTIAL Registration Study •Data from FORWARD I inform improve the likelihood of a •New Phase 3 trial in FRα high patients expected to begin by Exploratory Analyses •Change in scoring method from PS2+ to 10X introduced a population of patients into FORWARD I with lower levels of •Analyses of patients scored using PS2+ demonstrate improved FRα expression •Strongest treatment effect for all efficacy endpoints observed in FRα high population FORWARD I •Trial did not meet primary endpoint of progression-free survival •Consistent efficacy signal seen in folate receptor alpha (FRα) high patients •Favorable tolerability profile confirmed MIRASOL immunogen

FORWARD I Anna Berkenblit Senior Vice President and Chief Medical Officer 8 CONFIDENTIAL

FORWARD I: STUDY DESIGN 6 mg/kg (adjusted ideal body weight) once every 3 weeks 2:1 Randomization Stratification Factors: FRα expression (medium or high) Prior therapies (1 and 2, or 3) Choice of chemotherapy Chemotherapy • α=0.05 (two-sided), Power = 90%, Paclitaxel: 80 mg/m2 weekly PLD: 40 mg/m2 once every 4 weeks Topotecan: 4 mg/m2 on Days 1, 8, and 15 every 4 weeks; or 1.25 mg/m2 on Days 1-5 every 3 weeks *BIRC = BliCndOedNInFdIeDpeEndNeTntIRAeLview Committee; analyzed by Hochberg procedure 9 †PLD = pegylated liposomal doxorubicin • Hochberg Procedure HR=0.58; control arm mPFS 3.5 mos Investigator’s Choice Paclitaxel, PLD†, or Topotecan (n=118) Secondary Endpoints Overall response rate (ORR) Overall survival (OS) Patient reported outcomes (PRO) Primary Endpoint Progression-free survival (PFS; by BIRC*) for ITT and FRα high populations Key Eligibility •Platinum-resistant ovarian cancer •FRα-positive tumor expression - Medium (50-74% cells positive) - High (≥75% cells positive) •ECOG performance status 0 or 1 •1-3 prior therapies Statistical Assumptions Mirvetuximab Soravtansine (n=248)

Baseline Characteristics DISEASE CHARACTERISTICS STRATIFICATION FACTORS IC Chemo soravtansine Ovarian 83% 89% Medium 42% 42% Primary Peritoneal 11% 7% No. Prior Lines High Grade Serous 99% 97% 3 35% 35% ECOG Paclitaxel 32% 31% 1 43% 48% Topotecan 23% 23% Bevacizumab 49% 47% Any BRCA Mutation Platinum-Free Interval 3-6 months 57% 58% 10 CONFIDE6NTmIALo nths4%4% 0-3 months39%38% Yes9%7% PARPi11%10% BASELINE CHARACTERISTICS WELL BALANCED CHOICE OF CHEMOTHERAPY REFLECTS REAL-WORLD USAGE Prior Therapy PLD44%46% 057%51% IC Chemotherapy Other1%3% 1 or 265%65% Histology High58%58% Fallopian Tube6%4% Mirvetuximab (n=248)(n=118) FRα Status Mirvetuximab soravtansineIC Chemo (n=248)(n=118) Primary Diagnosis immunogen

Safety Summary

MIRVETUXIMAB WAS WELL TOLERATED, WITH A DIFFERENTIATED SAFETY PROFILE, FEWER GRADE 3+ AEs, AND FEWER DRUG-RELATED DOSE REDUCTIONS/DISCONTINUATIONS

	Mirvetuximab soravtansine (n=243*)	IC Chemotherapy (n=109*)
Any TEAE	>99%	98%
Grade 3+ TEAEs	46%	61%
SAEs	28%	28%
Deaths on study drug or within 30 days of last dose	4%	6%
Dose reductions due to related TEAEs	20%	30%
Dose delays due to related TEAEs	29%	28%
Discontinuations due to related TEAEs	5%	8%

*Five and nine patients randomized into the mirvetuximab soravtansine and chemotherapy arms, respectively, did not receive any allocated intervention and were not included in the safety analyses

11

immunogen

(>20%): Most Common Treatment-Related Adverse Events Differentiated Safety Profile Grade All 3+ • • • • Mirvetuximab Chemotherapy 56 48 48 46 44 42 40 34 34 33 31 30 28 27 25 26 22 19 15 13 11 9 8 <-;'q-1' q9"-,O<f' Alopecia 7 •<;' q'>vq9"-,O<f' 0 . 0 6 4 4 -2 0 0 0 0 q'>"q9"-,O<f' <;' q'>vqS' "-,O<f' Keratopathy <;' q'>vqvQ"-,O<f' <;' q'>vqvQ"-,O<f' <;' q'>v q'5)"-,O<f' <;' q'>v q'-Q"-,O<f' <;' q'>v q'-Q"-,O<f' <;' Diarrhea Nausea Stomatitis Neutropenia Anemia Thrombocytopenia Peripheral Neuropathy' Blurred Vision Dry Eye Hematologic General Gastrointestinal Ocular •1mmun-gen 12 •Grade 2+ Peripheral neuropathy events >Nere obsen1ed in 12% and 28% of patients that received mirvetuximab or p litaxel,respectively

Primary Endpoint: Progression-Free Survival (By BIRC) ITT POPULATION FRα HIGH POPULATION 13 *Not signiCficOanNt pFeIrDHEocNhbTerIgApLrocedure HR: 0.981, p value: 0.897 mPFS: 4.1 vs 4.4 months HR: 0.693, p value: 0.049* mPFS: 4.8 vs 3.3 months FORWARD I DID NOT MEET PRIMARY ENDPOINT immunogen

Efficacy Results

CONSISTENT EFFICACY SIGNAL IN THE FRα HIGH POPULATION

ITT POPULATION

Endpoint	Treatment effect size [Mirv (n=248) vs IC Chemo (n=118)]	P value*
PFS by BIRC (mo.)	HR: 0.981 (0.734, 1.310) mPFS: 4.1 vs 4.4	0.897^
ORR by BIRC 95% CIs	22% vs 12% (17%, 28%) vs (7%, 19%)	0.015
OS (mo.)	HR: 0.815 (0.575, 1.154) mOS: 16.4 vs 14.0	0.248
OS (*August 2019*) (mo.)	HR: 0.846 (0.625, 1.145) mOS: 15.6 vs 13.9	0.278
PRO†	32% vs 14%	0.011

FRα HIGH POPULATION

Endpoint	Treatment effect size [Mirv (n=147) vs IC Chemo (n=71)]	P value*
PFS by BIRC (mo.)	**HR: 0.693** (0.480, 1.000) **mPFS: 4.8 vs 3.3**	0.049^
ORR by BIRC 95% CIs	**24% vs 10%** (17%, 32%) vs (4%, 19%)	0.014
OS (mo.)	HR: 0.618 (0.395, 0.966) mOS: NR vs 11.8	0.033
OS (*August 2019*) (mo.)	**HR: 0.678** (0.460, 0.999) **mOS: 16.4 vs 12.0**	0.048
PRO†	**28% vs 13%**	0.096

**Nominal p-value*
^Not significant based on Hochberg Procedure
†≥15-point improvement in the EORTC QLQ-OV28 Abdominal/GI Symptom Subscale
NR = not reached
Unless otherwise noted, data cut January 2019

14

immunogen

FRα Scoring in the Mirvetuximab Soravtansine Program

PS2+ SCORING

- In all prior studies, PS2+ scoring was used to assess FRα expression
- Eligibility determined by scoring intensity and percentage of tumor cells staining at 0, 1+, 2+, or 3+

PS2+ SCORING POSITIVE:
≥ 50% of tumor cells with FRα membrane staining with ≥ 2+ intensity


1+ intensity
2+ intensity
3+ intensity

10X SCORING

- In FORWARD I, a simplified scoring method to assess FRα expression was implemented
- Eligibility was determined by scoring just the percentage of cells with membrane staining by ≤10X magnification, without the need to separately assess the level of intensity



10X SCORING POSITIVE:
≥ 50% of tumor cells with FRα membrane staining visible at 10X microscope objective

BRIDGING STUDY INDICATED THAT 10X SCORING WAS SUFFICIENT FOR PATIENT SELECTION
EXPLORATORY ANALYSES SUGGEST THAT THE CHANGE IN SCORING METHOD FROM PS2+ TO 10X INTRODUCED A POPULATION OF PATIENTS INTO FORWARD I WITH LOWER LEVELS OF FRα EXPRESSION THAN INTENDED

15

immunogen

FORWARD I 10X Scoring Scoring (n=333) Compared with Exploratory PS2+ 10X SCORING PS2+ SCORING FRα expression below intended inclusion cutoff Rescoring of the FORWARD I samples using PS2+ indicates: • 34% of patients enrolled in FORWARD I had low FRα levels that should have precluded enrollment; and the protocol-defined FRα high subset contained patients with a mixture of FRα expression levels Intended FRα expression (medium/high) • High (≥75%) Medium (50-74%) (<50%) 16 CONFIDENTIAL 40% FRα Medium 60% FRα High 34% FRα <50% 31% FRα Medium 35% FRα High

PS2+ Rescore: PFS Outcomes and Trends Across Subgroups

STRONG TREATMENT EFFECT IN INTENDED FRα HIGH POPULATION

PFS HAZARD RATIO PLOT


Efficacy Parameter/PS2+ Level
Hazard Ratio
*P Value
PFS (BIRC)
FRα High
0.015
FRα Medium
0.954
FRα < 50%
0.143
PFS (INV)
FRα High
0.037
FRα Medium
0.343
FRα < 50%
0.545
0.2
0.5
1.0
1.5
2.0
2.5
Mirvetuximab better
IC Chemo better

PFS (by BIRC) FRα HIGH


HR: 0.549 (95% CI 0.336, 0.897)
mPFS: 5.6 vs 3.2 months
Survival Probability
1.0
0.8
0.6
0.4
0.2
0.0
Mirvetuximab
IC Chemotherapy
0
3
6
9
12
15
18
Time in months
No. at risk
Mirvetuximab 82 48 27 17 8 2 0
IC Chemo 34 15 6 4 0

*Nominal p values
P values from unstratified log-rank test

17

PS2+ Rescore: Overall Survival in FRα High (n=116) (August 2019) 18 CONFIDENTIAL HR: 0.678 (95% CI 0.410, 1.119) mOS: 16.4 vs 11.4 months

PS2+ Rescore: Trends Across Subgroups

IMPROVED EFFICACY OUTCOMES CORRELATED WITH FRα EXPRESSION
STRONGEST TREATMENT EFFECTS FOR ALL EFFICACY ENDPOINTS IN THE FRα HIGH PATIENT POPULATION (BY PS2+ SCORING)

Endpoint	FRα < 50% (n=114) (Mirv vs IC Chemo)	FRα Medium (n=103) (Mirv vs IC Chemo)	FRα High (n=116) (Mirv vs IC Chemo)
PFS by BIRC (mo.)	HR: 1.458 (0.878, 2.420) mPFS: 3.8 vs 5.5	HR: 1.015 (0.611, 1.687) mPFS: 4.3 vs 5.6	**HR: 0.549** (0.336, 0.897) **mPFS: 5.6 vs 3.2**
ORR by BIRC 95% CIs	16% vs 16% (8%, 26%) vs (6%, 31%)	28% vs 18% (18%, 40%) vs (7%, 35%)	**29% vs 6%** (20%, 40%) vs (1%, 20%)
OS (*August 2019*) (mo.)	HR: 0.923 (0.548, 1.554) mOS: 14.0 vs 13.4	HR: 0.936 (0.542, 1.616) mOS: 15.9 vs 20.7	**HR: 0.678** (0.410, 1.119) **mOS: 16.4 vs 11.4**
PFS by INV (mo.)	HR: 1.149 (0.732, 1.803) mPFS: 4.0 vs 4.5	HR: 0.810 (0.523, 1.254) mPFS: 5.1 vs 2.8	**HR: 0.619** (0.394, 0.975) **mPFS: 5.6 vs 3.7**
ORR by INV 95% CIs	18% vs 21% (11%, 29%) vs (10%, 37%)	36% vs 24% (25%, 49%) vs (11%, 41%)	**38% vs 9%** (27%, 49%) vs (2%, 24%)

19

immunogen

FORWARD I Conclusions • • FORWARD I did not meet the PFS primary endpoint in the ITT or FRα high populations In the FRα high population (by 10X scoring), consistent efficacy signals were observed with mirvetuximab soravtansine Mirvetuximab soravtansine was well tolerated with a differentiated safety profile, fewer grade 3+ adverse events, fewer drug-related dose reductions/discontinuations, and more patients with improved abdominal/GI symptoms compared to chemotherapy Exploratory analyses suggest that the change in scoring method from PS2+ to 10X introduced a population of patients into FORWARD I with lower levels of FRα expression than intended Mirvetuximab soravtansine demonstrates improved outcomes correlated with FRα expression, with the strongest treatment effects for all efficacy endpoints in the FRα high patient population (by PS2+ scoring) MIRASOL, the next Phase 3 trial, in PS2+ FRα high patients is planned to begin by the end of 2019 • • • • 20 CONFIDENTIAL

MIRASOL Study Design: Phase 3 Registration Trial for Mirvetuximab Soravtansine Using PS2+ Scoring in FRα High Patients

MIRASOL

Enrollment and Key Eligibility

- 430 patients/330 events for PFS by INV
- Platinum resistant disease (<6 months PFI)
- Prior Bev and PARP allowed
- BRCAmut patients allowed

Statistical Assumptions

- α=0.05 (two-sided), Power = 90%, HR=0.7; control arm mPFS 3.5 mo

Mirvetuximab Soravtansine

6 mg/kg (adjusted ideal body weight) once every 3 weeks

1:1 Randomization

STRATIFICATION FACTORS

IC Chemotherapy Choice (Paclitaxel, PLD, Topotecan)

Prior therapies (1 vs 2 vs 3)

Investigator's Choice Chemotherapy

Paclitaxel, PLD†, or Topotecan

***Paclitaxel**: 80 mg/m² weekly*

***PLD**: 40 mg/m² once every 4 weeks*

***Topotecan**: 4 mg/m² on Days 1, 8, and 15 every 4 weeks; or 1.25 mg/m² on Days 1-5 every 3 weeks*

Primary Endpoint

Progression-free survival by INV

BICR for sensitivity analysis*

Secondary Endpoints

Overall response rate by INV

Overall survival

Patient reported outcomes

*BICR: Blinded Independent Central Review

†PLD: pegylated liposomal doxorubicin

21

immunogen

Closing Remarks Mark Enyedy President and CEO 22 CONFIDENTIAL

Summary patient selection and significantly positive outcome FRα expression than intended the end of 2019 outcomes correlated with 23 CONFIDENTIAL Registration Study •Data from FORWARD I inform improve the likelihood of a •New Phase 3 trial in FRα high patients expected to begin by Exploratory Analyses •Change in scoring method from PS2+ to 10X introduced a population of patients into FORWARD I with lower levels of •Analyses of patients scored using PS2+ demonstrate improved FRα expression •Strongest treatment effect for all efficacy endpoints observed in FRα high population FORWARD I •Trial did not meet primary endpoint of progression-free survival •Consistent efficacy signal seen in folate receptor alpha (FRα) high patients •Favorable tolerability profile confirmed

Q&A 24 CONFIDENTIAL